Exhibit 99.2

1 Certain statements in this presentation constitute "forward-looking statements." When used in this presentation and in the prepared remarks during our April 20thth conference call, as well as in response to the questions during the conference call, the words "intends," "expects," "anticipates," "estimates," "believes," "goal," "no assurance" and similar expressions, and statements which are made in the future tense or refer to future events or developments, including, without limitation, those related to our second quarter 2011 guidance, including revenue, Guest Entertainment revenue per room, adjusted operating cash flow, net income (loss), expected interest rates and growth initiatives revenue, are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the effects of economic conditions, including general financial conditions; the economic condition of the lodging industry, which can be particularly affected the financial conditions referenced above, as well as by high gas prices, levels of unemployment, consumer confidence, acts or threats of terrorism and public health issues; competition from providers of similar services and from alternative systems for accessing in-room entertainment; competition from HSIA providers; changes in demand for our products and services; programming availability, timeliness, quality and costs; technological developments by competitors; developmental costs, difficulties and delays; relationships with customers and property owners; the availability of capital to finance growth; compliance with credit facility covenants; the impact of governmental regulations; potential effects of litigation; risks of expansion into new markets; risks related to the security of our data systems; and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. For any of the foregoing reasons, our guidance and our actual financial results may not meet our expectations. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Driving Growth with Strategic Initiatives Diversified Hospitality Revenue Initiatives up 7.6% (per room) with Expanded Margins - Revenue Up: Hotel Services, Advertising Services and System Sales & Related - Margins Higher: Improvement Across All Product Lines - Growth Initiatives Now Represent 45% of Total Revenue Envision Successfully Launched During Quarter - "Cloud Connected" High-Definition Interactive TV Platform - Initial Installation at Hyatt Regency O'Hare Strengthened Balance Sheet Leverage Ratio Now at 3.31x (Net Debt) Bank Amendment Increased Covenant to 4.0x Greater Ability to Invest in Growth Improved Per Share Performance by 47% Net Loss per Common Share Down to ($.09) 2 First Quarter Highlights

3 (CHART) $107.7 $118.1 Guest Entertainment Diversified Revenues Total Revenue Down 8.7% Increased Revenue from: Advertising +8% Professional Solutions +24% Growth Initiatives Generate $50 Million 45% of Total Revenue Further Revenue Diversification Revenue ($ in millions)

4 Q1 Revenue Per Room Comparison Diversified Revenues - Up 7.6% - Growth in Strategic Initiatives Offset 55% of the Decline in Guest Entertainment per Room Hotel Services - Expanding HD Free-To-Guest Room Base Advertising Services - Continued Success of Channel Carriage Program & Advertising on Interactive Platform Guest Entertainment - Top 5 Movies Generated 40.4% Less Revenue vs Q1 '10 - Rev/Rm impact $(0.72) per room vs. the prior year

High Definition Superior Performance HD Rooms = 61.5% Higher Revenue per Month vs. Analog Rooms 53% More Guest Entertainment 78% More TV Programming High Definition Revenue Lift - Meeting Traveler's Expectations Solid Return on Capital Investment $175 - $225 Investment per Room Capital Returned within 18 to 24 Months New 5-7 Year Contracts Upon Signing / Renewal HD Systems Now in 273,000 Rooms (17% of Room Base) Significant Revenue Opportunity as HD Penetration Increases Guest Entertainment TV Programming Q1 '11 Revenue Per Room Per Month (trailing twelve months) 5 HD Room Revenue 61.5% Higher

6 Expanded Gross Margins Strong Gross Margin Performance Across All Service Lines Guest Entertainment - Improved by Lower Hotel Commissions Advertising Services - Revenue Growth With Reduced Cost Structure

Managing Operating Expenses (CHART) Disciplined Expense Control Down 12.7% from Q1 '10 Operating Expenses Expected to Continue Below 2010 Levels Invested in New Product Development: - Envision Platform - Interactive Apps 7 $22.6 $19.8 Operating Expenses ($ in millions)

Profitability Metrics * Adjusted Operating Cash Flow Definition - see slide 17 Maintaining High Operating Margins Gross Margins Improved to 44.0% Operating Expenses Reduced vs Q1 2010 Q1 AOCF Margin of 25.9% - up 120bps vs last year 8 Adjusted Operating Cash Flow (Trailing Twelve Months, $ in millions) (CHART) $112.9 $118.8 $115.1 $109.5 24.2% 24.6% 24.7% 25.0% 24.5% $108.3

Profitability Metrics Operating Income Up 4.0% - Lower Depreciation & Amortization Net Loss Per Share Improved 47.0% - Lower D&A and Interest Expense 9 (CHART) $(0.09) $(0.17) Net Loss Per Common Share ($ in millions) (CHART) $6.9 $6.6 Operating Income ($ in millions)

Free Cash Flow Remains Strong Consistent Operating Cash Flow from Installed Base of 1.8 Million Rooms Fewer HD Installations at Lower Per Room Cost Lower Interest Expense $23.6* $14.6 Strong Free Cash Flow Generation 10 Free Cash Flow (in millions) * $7.7 From Benefit of Working Capital $15.9

Free Cash Flow Analysis* *Free Cash Flow Definition see slide 17 ** Share Count with Preferred Stock Converted 40.25mm Shares Annual Comparison 11

Amended Credit Facility in First Quarter Increased Allowable Leverage from 3.50x to 4.00x Created Preferred Stock Dividend Payment Basket Potential to Extend Term Interest Expense Impact Amended Facility at LIBOR + 500bps with 1.50% LIBOR floor Interest Rate Swaps Expire end of June 2011. Expected Interest Rate for Q2 Approximately 12% Interest Rates Expected to Normalize at 6.5% Beginning in Q3 12 Amended Credit Facility

(CHART) 3.99x 3.51x 3.31x * Debt, Net of Cash Net Debt* & Leverage Ratio ($ in millions) Debt Reduced by $187 Million Since Q1 '09 Net Debt at $354.5 Million Net Debt Leverage Ratio Reduced to 3.31x - Down sequentially from 3.35x in Q4 '10 - Significantly below amended covenant of 4.00x Decreasing Debt 13

Q2 2011 Financial Guidance Reflects: Guest Entertainment Revenue Per Room -3% to -8% vs. Q2 '10 Growth Initiatives Revenue up 3% to 6% vs. Q2 '10 14 * Adjusted Operating Cash Flow Definition - see slide 17

15 2011: Positioned for Growth First Installation - 1,100 Room Hyatt Regency O'Hare Significant Increase in Guest Engagement Positive Hotel Industry Reception Use Power of Envision to Reflect Brand & Improve Ops Evolving Suite of Interactive TV Apps New Revenue Opportunities for LodgeNet & Hotels Envision: "Cloud Connected" Interactive Television Successful Launch in First Quarter

16 2011: Positioned for Growth VOD 2.0: Q2 Launch Refreshing Our Value Proposition Tiered Pricing New On-Screen Look Marketing Earliest Window (streaming) Revenue Opportunity from: More Guests into the System Higher Purchase Rates

17 Reconciliation of Free Cash Flow Cash from Operations Less: Cash Used for Investing Activities, including Growth-Related Capital Equals: Free Cash Flow Reconciliation of Operating Income to Adjusted Operating Cash Flow Operating Income Plus: Depreciation and Amortization Plus: Amortization of Purchase Intangibles Plus: Restructuring Charges and Integration Expenses Plus: Share-Based Compensation Plus: Debt Issuance Costs Equals: Adjusted Operating Cash Flow